PennyMac Mortgage Investment Trust

First Quarter 2010 Earnings Report

May 4, 2010

PennyMac®

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, the Company's financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in general business, economic, market and employment conditions from those expected; continued declines in residential real estate and disruption in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in residential mortgage loans and mortgage-related assets that satisfy our investment objectives and investment strategies; changes in our investment or operational objectives and strategies, including any new lines of business; the concentration of credit risks to which we are exposed; the availability, terms and deployment of short-term and long-term capital; unanticipated increases in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; increased rates of delinquency or decreased recovery rates on our investments; increased prepayments of the mortgage and other loans underlying our investments; changes in regulations or the occurrence of other events that impact the business, operation or prospects of government sponsored enterprises; changes in government support of homeownership; changes in governmental regulations, accounting treatment, tax rates and similar matters; and our ability to satisfy complex rules in order to qualify as a REIT for U.S. federal income tax purposes. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

First Quarter Highlights

- Consolidated net income of $1.3 million or $0.07 per share
  - Interest Income: $2.7 million
  - Change in Fair Value of Investments: $1.2 million
- Completed five transactions to purchase whole loans totaling $208 million (UPB) during the quarter and completed an additional transaction for $141 million (UPB) in April
- Working on securitized solutions that will increase our ability to acquire troubled loans
- During the quarter, our manager:
  - Evaluated approximately $12 billion (UPB) in whole loans for purchase
    - The majority of whole loans available for purchase in Q1 were non-performing whole loan pools
  - Built out the initial stage of conduit operations with our first transaction occurring in April

PennyMac®

PMT's Mission and Investment Philosophy

- Our objective is to capitalize on dislocations in the residential mortgage market and generate attractive risk-adjusted returns over the long-term
- We have been patient in the deployment of capital and adaptive to market conditions
- Primary focus is on distressed and non-performing mortgage loans
- Manager has built the capabilities for us to begin purchasing, securitizing and servicing conduit originated mortgages



PennyMac
Mortgage Investment Trust
(NYSE: PMT)
PNMAC
Capital Management
(PCM)
Capital Markets
Analytics & Valuation
Due Diligence
Portfolio Strategy
Secondary Marketing
Conduit Operations
PennyMac
Loan Services
(PLS)
Servicing
Originations
Refinancing
Modifications
Property Resolution
Private National Mortgage Acceptance Company, LLC

PennyMac®

PMT’s Strategy and Opportunities

Overview of PMT's Strategy

PMT's Strategy

- Invest in portfolios of distressed residential whole loans
- Maximize the value of loans through a specialized and unique whole loan management and operating platform
- Serve as a conduit for the acquisition and pooling of newly originated mortgage loans for sale and securitization into the secondary market

Resources Available to PMT

- PMT benefits from the specialized and uniquely designed activities that exist within our manager, PNMAC Capital Management (PCM), and our servicer, PennyMac Loan Services (PLS)
- PCM and PLS have over 160 employees dedicated to sourcing and acquiring assets, providing hands-on specialized servicing, and delivering loans into the secondary markets
    - PLS was built as a new servicer with no legacy issues, helping ensure that proper policies, procedures and employees are in place to handle the current market of distressed whole loans

PMT's portfolio composition will change over time as we deploy short-term capital into longer-term opportunities with higher potential returns


MBS
24.2%
Non-Performing Loans(1)
31.5%
12.1%
Troubled Loans
32.2%
Short-Term(2) Investments

Total: $315.4

Fair Value of Portfolio as of 3/31/10	
Distressed Asset Investments	
Troubled Loans	$38.2
Non-Performing Loans[(1)]	99.2
MBS	76.4
Short-Term Investments[(2)]	101.6
TOTAL PORTFOLIO	**$315.4**

Note: As of 3/31/2010.
(1) Includes $13.9 million set aside for working capital needs related to REO fix-up costs
(2) Comprised of cash held for future purchases and conduit activity

PennyMac®

Non-Performing Loan Opportunity

- Non-performing loan portfolios present a significant opportunity with differences from troubled performing loans
  - Returns are primarily determined by the underlying property value and ability to manage and accelerate the property resolution process through foreclosure alternatives such as deed-in-lieu of foreclosure and short sales
- Our servicer's infrastructure is well positioned to address the challenges that arise from non-performing loans
  - Aligned customer contact and property resolution teams
  - Dedicated property resolution team supported by proprietary portfolio strategy group to execute short sale and deed-in-lieu activities
- PLS, as a HAMP approved servicer, is servicing our non-performing loans according to HAMP specifications
  - They are diligently working with borrowers to determine the appropriate path for their specific situation
- Our manager is also developing a structured solution in the form of a REMIC of non-performing loans to make the resulting securities a qualifying REIT asset

Conduit Activities

- We believe there is a significant opportunity to purchase newly originated mortgage loans from originators and monetize these assets in sale and securitization transactions
- Market is dominated by major banks
- Small and mid-size banks prefer to work with independent whole loan buyers rather than larger banks they perceive as competitors
- PCM has carefully developed the capabilities for PMT to begin the activities of purchasing, securitizing and servicing conduit originated mortgages
  - FHA
  - Agency
  - Jumbo



Conduit Market
100%
75%
50%
25%
0%
14.3%
85.7%
All Others
Top 5
- BofA
- Citi
- GMAC
- JPMorgan
- Wells Fargo
2009
Total Market = $537.2 B

Source: American Banker and MortgageStats.com

PennyMac

Market Review

Economic Conditions Are Improving

- Economic conditions in the U.S. appear to be improving as U.S. GDP grew 5.6% in Q4 2009, and 3.2% in Q1 2010

- The unemployment rate remains just below 10%, but the participation rate of available workers has increased in the previous few months suggesting job growth

- Even with a strengthening economy, banks continue to be seized by the FDIC and the number of banks on the FDIC's watch list continues to grow

Unemployment Rate



Max: 10.8% (Nov 1982)
Max: 67.3% (Jan to Apr 2000)
9.7% (Mar 2010)
64.9% (Mar 2010)
Min: 63.5% (Sep 1981)
Min: 3.8% (Apr 2000)
Unemployment Rate
Participation Rate
12%
10%
8%
6%
4%
2%
0%
68.0%
67.0%
66.0%
65.0%
64.0%
63.0%
62.0%
61.0%
1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Source: Bureau of Labor Statistics – Data as of March 31, 2010

FDIC's Watch List of Problem Banks



Number of problem banks
Number of failed banks
800
700
600
500
400
300
200
100
0
60
50
40
30
20
10
0
90
2
117
2
171
9
252
12
305
21
416
24
552
50
702
45
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409

Source: FDIC, "Quarterly Banking Profile" – Quarterly Data as of Q4 2009 & FDIC, "Failed Bank List" – Quarterly Data as of Q4 2009

PennyMac®

Mortgage Rates Continue to Remain at Record Low Levels

- The Federal Reserve's $1.25 trillion MBS purchase program has helped keep mortgage rates low through the financial crisis
  - The program ended March 31, 2010
- Rates have continued to remain low since the end of the purchase program, suggesting that private buyers are filling the void left by the Fed
- The low rates, along will falling housing prices have led to record affordability levels
- An increasing number of existing home sales are coming from short sales, REO and foreclosure, putting downward pressure on housing prices

Mortgage Rates


7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
30 YR Fixed
5 YR ARM
1 YR ARM
2005
2006
2007
2008
2009
2010

Source: Freddie Mac Primary Mortgage Market Survey – Data as of March 31, 2010

Affordability Index


Max: 184.0 (Jan-09 & Apr-09)
190
180
170
160
150
140
130
120
110
100
90
80
Min: 99.6 (Jul-06)
2006
2007
2008
2009
2010

Source: National Association of Realtors – Data as of February 28, 2010

PennyMac®

HAMP Modifications Report Shows Low Permanent Conversion

- HAMP trials initiated by servicers continue to decrease as new requirements for upfront documentation increase
- Conversion rates from trial mods to permanent mods have increased, largely as a result of these increased requirements
- To date, approximately 1.4 million borrowers have been offered modifications, of which 1.1 million have started the trial process
  - Of those who have started, approximately 230,000 borrowers have been converted to permanent modifications



HAMP Trial Conversions
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Trial Mods Initiated
Permanent Mods

Source: US Treasury

PennyMac®

PMT Investments

Overview

- Deployed approximately $212 million in capital for distressed whole loans since our initial public offering and $93 million for distressed short duration MBS
- Capital deployed for distressed whole loans
  - Q4 2009: $26 million deployed
  - Q1 2010: $115 million deployed ($141 million total)
  - Q2 2010 (to date): $71 million deployed ($212 million total)

PennyMac®

Whole Loan Portfolio Composition as of March 31, 2010

Loan Portfolio	Unpaid Principal Balance (UPB)	% of UPB	Loan Count	% of Loan Count
Mortgage Portfolio	$ 212,848,139	98%	945	98%
Loans Converted to REO	$ 5,028,892	2%	19	2%
Total Portfolio	$ 217,877,031	100%	964	100%

Current Loan-to-Value*



Less than 80%, 16%
80 - 100%, 16%
100 - 120%, 21%
Greater than 120%, 48%

Payment Status*



Foreclosed, 43%
Current, 22%
30 days delinquent, 3%
60 days delinquent, 3%
90 days or more delinquent, 29%

Loan Age*



Less than 24 months, 8%
24 - 36 months, 28%
36 - 48 months, 21%
48 - 60 months, 21%
Greater than 60 months, 22%

Geographic Distribution*



Other, 47%
California, 19%
Florida, 13%
New York, 6%
Arizona, 4%
New Jersey, 6%
Illinois, 5%

PennyMac

*All Percentages Based on Unpaid Principal Balance

Mortgage-Backed Securities Portfolio

Mortgage-Backed Securities

	As of March 31, 2010				
			Average		
	Fair Value	Principal	Life (in Years)	Coupon	Yield
Security Collateral Type	(dollar amounts in thousands)				
Non-Agency Subprime	$ 35,817	$ 37,691	0.81	0.38%	6.58%
Non-Agency Alt-A	24,582	25,667	1.68	5.15%	7.64%
Non-Agency Prime Jumbo	15,990	16,266	1.39	3.39%	3.76%
Total	$ 76,389	$ 79,624	1.21	2.44%	6.32%

	1Q 2010 (in thousands)
Interest Income:	
Coupon	$ 519
Discount Accrual	765
	1,284
Increase in fair value	57
	$ 1,341

	As of March 31, 2010 (in thousands)					
		Credit Rating				
	Total	AAA	AA	A	<A	NR
Security Collateral Type						
Non-Agency Subprime	$ 35,817	$ 1,323	$ 7,542	$ 7,484	$ 14,323	$ 5,145
Non-Agency Alt-A	24,582	827	7,804	-	15,951	
Non-Agency Prime Jumbo	15,990	-	14,010	-	1,980	
Total	$ 76,389	$ 2,150	$ 29,356	$ 7,484	$ 32,254	$ 5,145

PennyMac®

Financials

PENNYMAC MORTGAGE INVESTMENT TRUST AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME

(In thousands except per share data)

	Quarter ended March 31, 2010
Investment Income	
Interest income:	
Mortgage-backed securities	$1,284
Mortgage loans	1,335
Other	45
	2,664
Change in fair value of investments:	
Mortgage-backed securities	57
Mortgage loans	1,133
	1,190
Net investment income	3,854
Expenses	
Management fees	1,211
Compensation	803
Insurance	197
Professional services	94
Other	168
Total expenses	2,473
Income before provision for income taxes	1,381
Provision for income taxes	127
Net income	$1,254
Earnings per share, basic and diluted	$0.07
Weighted average shares outstanding:	
Basic	16,735
Diluted	17,110

PennyMac®

PMT's Organizational Structure


PennyMac Mortgage Investment Trust
(PMT)
99%
PennyMac
Operating
Partnership
LP
100%
PennyMac Corp.
(A Taxable REIT Subsidiary)

PennyMac®

PENNYMAC MORTGAGE INVESTMENT TRUST AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	March 31, 2010	December 31, 2009
ASSETS		
Cash	$2,125	$54
Short-term investment	115,485	213,628
Mortgage-backed securities at fair value	76,389	83,771
Mortgage loans at fair value	123,464	26,046
Real estate acquired in settlement of loans	1,511	—
Principal and interest collections receivable	6,491	—
Interest receivable	602	492
Due from affiliates	51	—
Other assets	570	455
Total assets	$326,688	$324,446
LIABILITIES		
Accounts payable and accrued liabilities	$563	$527
Contingent underwriting fees payable	5,883	5,883
Income taxes payable	127	—
Payable to affiliate	4,635	4,238
Total liabilities	11,208	10,648
Commitments and contingencies	—	—
SHAREHOLDERS' EQUITY		
Common shares of beneficial interest—authorized, 500,000,000 shares of $0.01 par value; issued and outstanding, 16,735,317 shares	167	167
Additional paid-in capital	315,942	315,514
Accumulated deficit	(629)	(1,883)
Total shareholders' equity	315,480	313,798
Total liabilities and shareholders' equity	$328,688	$324,446

PennyMac®

Dividend Policy

Income Distribution Requirements

- Generally, at least 90% of our taxable income

Income Distribution Expectation

- Quarterly distributions in excess of the 90% requirement
- Timing, form and amount at the sole discretion of our Board of Trustees

Key Variables Influencing Timing and Amount

- Actual and projected results of operations including:
  - Operating expenses, capital expenditure and debt service requirements
  - Business, prospects and the timing of the investment of capital
- Actual and projected financial condition, cash flows and liquidity including:
  - Income generated by certain assets held and business activities conducted in PMT's Taxable REIT Subsidiary (TRS)
  - Financing or other contractual arrangements
- Other factors as our Board of Trustees deems relevant

PennyMac Mortgage Investment Trust

First Quarter 2010 Earnings Report

May 4, 2010